SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 19, 2005 (July 13, 2005)

TRAFFIX, INC.

(Exact Name of registrant as specified in its charter)

Delaware	0-27046	22-3322277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Blue Hill Plaza, Pearl River, New York		10965
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 620-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TRAFFIX, INC.

INDEX TO FORM 8-K

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

JULY 19, 2005

ITEMS IN FORM 8-K

Item 2.02.                                          Results of Operations and Financial Condition.

On July 15, 2005, we issued a press release announcing our results of operations for the quarter ended May 31, 2005.  A copy of such release is filed herewith as an exhibit.

Item 8.01.                                          Other Events.

On July 13, 2005, we issued a press release announcing that our Board of Directors declared a dividend of $.08 per share to stockholders of record as of August 1, 2005, payable on or about August 10, 2005.  A copy of the release is filed herewith as an exhibit.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit Number	Description

99.1*	July 15, 2005 Press Release

99.2*	July 13, 2005 Press Release

*            Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2005	TRAFFIX, INC.

	By:	/s/ Daniel Harvey
Daniel Harvey
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1*	July 15, 2005 Press Release
99.2*	July 13, 2005 Press Release

*            Filed herewith